UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Emergent BioSolutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 16, 2026, Emergent BioSolutions Inc. published the following information on LinkedIn and X.

LinkedIn/X

Emergent’s 2026 annual meeting of stockholders will be held on April 29. Investors in Emergent have the right to vote on several important proposals. Check for an email from your broker. Some stockholders may also be able to vote through their brokerage account portal. Please contact your broker if you have not received voting instructions. $EBS